UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2008

GRAMERCY CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-32248	06-1722127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue New York, New York		10170
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 297-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

                On February 13, 2008, Gramercy Capital Corp. (“Gramercy”) issued a press release announcing the approval by Gramercy stockholders of the issuance of Gramercy common stock in the previously announced merger of an indirect subsidiary of Gramercy with and into American Financial Realty Trust and the related merger of an indirect subsidiary of Gramercy with and into of First States Group, L.P., an indirect subsidiary of American Financial Realty Trust.

                Reference is hereby made to the press release, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

99.1                           Press Release issued by Gramercy Capital Corp. dated February 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAMERCY CAPITAL CORP.

Date: February 13, 2008	By:	/s/ Robert R. Foley
Name: Robert R. Foley
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Gramercy Capital Corp. dated February 13, 2008